Exhibit 99.1

TODCO Monthly Rig Status Report as of July 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Cold Stacked 05/03
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term	Mid $20s	42	08/12/05
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Denbury Onshore LLC	one well	High $20s	159	12/07/05
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $20s	303	04/30/06
7	Rig 17	Posted - 3000 hp, TD	Operating	ExxonMobil	one well	Mid $30s	14	07/15/05
				Key Operating Company	one well	Low $30s	30	08/14/05
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $20s	303	04/30/06
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well	Low $30s	14	07/15/05
					one well	Mid $30s	120	11/12/05
13	Rig 28	Conv - 3000 hp	Reactivating	Swift Energy Company	term	Mid $20s	210	03/15/05	Anticipated start August 2005
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	one well	High $20s	1	07/02/05
					one well	High $20s	41	08/12/05
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	PPI Technology Services	one well	Mid $20s	19	07/20/05
19	Rig 46	Posted - 3000 hp	Operating	Helis Oil & Gas Company	one well	Mid $20s	6	07/07/05
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Petro-Hunt L.L.C.	one well	High $20s	31	08/01/05
				McMoran Exploration	one well	High $20s	120	11/29/05
22	Rig 49	Posted - 3000 hp	Cold Stacked 05/03
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	one well	High $20s	30	07/31/05
24	Rig 55	Posted - 3000 hp, TD	Operating	Goodrich Petroleum	one well	Mid $20s	9	07/10/05
25	Rig 57	Posted - 2000 hp	Operating	Petro-Hunt L.L.C.	one well	Mid $20s	45	08/15/05
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Sandalwood Oil & Gas	one well	High $20s	14	07/15/05
				Forest Oil Corporation	one well	High $20s	120	11/12/05
						Average	109	days

TODCO Monthly Rig Status Report as of July 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Millennium Offshore	two wells	High $40s	9	07/10/05
				Spinnaker Exploration	term	Mid $50s	180	01/06/06
2	THE 77	Submersible	Cold Stacked 01/99
3	THE 78	Submersible	Cold Stacked 07/01
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	one well	Mid $40s	11	07/12/05
					one well	High $40s	20	08/01/05
					one well	Mid $50s	20	08/21/05
					one well	High $50s	20	09/10/05
5	THE 152	150’ - MC, TD	Operating	Spinnaker Exploration	one well	Mid $40s	3	07/04/05
					one well	High $40s	26	07/30/05
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 156	150’ - ILC, TD	Operating	ATP O&G	one well	Low $50s	6	07/07/05
				Clayton Williams	one well	Low $50s	30	08/06/05
9	THE 191	160’ - MS	Cold Stacked 08/01
10	THE 200	200’ - MC, TD	Operating	El Paso Production Co.	one well	Mid $40s	4	07/05/05
				Tana Exploration Company	one well	Mid $50s	30	08/04/05
11	THE 201	200’ - MC, TD	Operating	Tana Exploration Company	one well	Mid $50s	29	07/30/05
12	THE 202	200’ - MC, TD	Operating	ADTI	one well	High $40s	19	07/20/05
			Shipyard				28	08/17/05	Scheduled Maintenance
13	THE 203	200’ - MC, TD	Operating	ADTI	one well	Mid $50s
				Tana Exploration Company	one well	Mid $50s	30	07/31/05
14	THE 204	200’ - MC, TD	Operating	ADTI	one well	Low $50s	14	07/15/05
15	THE 207	200’ - MC, TD	Operating	ADTI	one well	Low $50s	10	07/11/05
16	THE 250	250’ - MS, TD	Operating	Apache Corp	term	Mid $50s	66	09/05/05
17	THE 251	250’ - MS, TD	Operating	Helis Oil & Gas Company	one well	Mid $40s	19	07/20/05
				Tana Exploration Company	term	Mid $50s	180	01/16/06
18	THE 252	250’ - MS	Cold Stacked 11/01
19	THE 253	250’ - MS, TDr	Operating	Virgin Offshore U.S.A., Inc.	one well	Mid $50s	4	07/05/05
				St. Mary Land & Exploration	one well	Low $50s	50	08/24/05
20	THE 254	250’ - MS	Cold Stacked 07/01
21	THE 255	250’ - MS	Cold Stacked 07/01
22	THE 256	250’ - MS	Cold Stacked 03/99
						Average	60	days

TODCO Monthly Rig Status Report as of July 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	495	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Low $40s	108	10/17/05
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	1,032	04/28/08
						Average	545	days

Colombia
1	THE 156	150’ - ILC, TD	Operating (in GOM)	Chevron Texaco	three wells	Low $60s	150	03/14/06	Anticipated start October 2005
						Average	150	days

Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	291	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Contract Preparation	Talisman Trinidad	term	Low $20s	340	06/06/06	Anticipated start July 2005
						Average	316	days

Angola
1	THE 185	120’ - ILC, TD	Reactivating	Angola Drilling Company Ltd	term	High $50s	730	08/21/07	Anticipated start August 2005
						Average	730	days

Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp	Stacked
4	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	Low $20s	113	10/22/05
5	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	Low $20s	92	10/01/05
6	Cliffs #43	2000 hp	Stacked
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	term	Low $20s	11	07/12/05
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Low $20s	31	08/01/05
						Average	62	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.